UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 27, 2006
                                                 -------------------------------
                           Amarillo Biosciences, Inc
--------------------------------------------------------------------------------
             (Exact Name of registrant as specified in its charter)

                Texas                                                                       75-1974352
-------------------------------------------------------------------------------------------------------------------
    (State or other jurisdiction                    (Commission                           (IRS Employer
          of incorporation)                         File Number)                        Identification No.)

                                     4134 Business Park Drive, Amarillo, Texas              79110-4225
-------------------------------------------------------------------------------------------------------------------
                                      (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  (806) 376-1741
                                                    ----------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

      On October 16, 2005, the Company entered into a License and Supply Agreement with Global Kinetics, Inc. Under that Agreement, the Company granted Global Kinetics, Inc. the right to distribute and market Low-Dose Oral Interferon for the treatment and prevention of various human diseases in the countries of Cambodia, Vietnam, and Laos. Under that Agreement, Global Kinetics, Inc. has the right to perform clinical trials and develop the Low-Dose Oral Interferon and to seek governmental approval for such product in Cambodia, Vietnam, and Laos. The license granted under this Agreement to Global Kinetics, Inc. is exclusive in the territories it covers. Under the terms of the agreement, Global Kinetics, Inc. will pay the Company certain stipulated royalties. The agreement is in force until terminated pursuant to its terms.

Item 8.01.        Disclosure of Other Events.

      On March 27, 2006, the Company received notification from Global Kinetics, Inc., that the Ministry of Health of the Royal Government of Cambodia has approved the registration of the Company's Natural Human Low-Dose Interferon Alpha, which will be marketed under the name VELDONA. Global Kinetics has an exclusive License and Supply Agreement for interferon from the Company for the countries of Cambodia, Laos and Vietnam. The Company anticipates immediately beginning the process of manufacturing VELDONA lozenges from interferon supplied by Hayashibara Biochemical Laboratories, Inc.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



DATE: March 28, 2006

                       AMARILLO BIOSCIENCES, INC.



                       By: /s/ Joseph M. Cummins
                           -----------------------------------------------------
                          Joseph M. Cummins, Chairman of the Board, President, and Chief Executive Officer